Exhibit 23.1


                               CONSENT OF COUNSEL


                  We hereby consent to the use of our opinions included herein and to all references to this firm under the heading "Legal Opinion" in the Prospectus constituting a part of this Registration Statement on Form S-4 of BankAtlantic Bancorp, Inc.


                                                STERNS WEAVER MILLER WEISSLER
                                                 ALHADEFF & SITTERSON, P.A.



Miami, Florida
May 19, 1998